Exhibit 10.1

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of November 11, 2014 (this “Amendment”), among APPVION, INC., a Delaware corporation (the “Borrower”), PAPERWEIGHT DEVELOPMENT CORP., a Wisconsin corporation (“Holdings”), JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent (in such capacity, the “Administrative Agent”) for certain financial institutions from time to time party to the Credit Agreement referred to below (each a “Lender” and collectively the “Lenders”), and such Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of June 28, 2013 (as amended by that First Amendment to Credit Agreement dated as of November 11, 2013 and as the same may be further amended, restated, extended, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”). Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Credit Agreement;

WHEREAS, the Borrower and Holdings have requested that the Required Lenders amend the Credit Agreement in certain respects, in each case in accordance with the terms and subject to the conditions herein set forth, and that the Administrative Agent acknowledge such amendment;

WHEREAS, the Borrower and Holdings have requested that the Administrative Agent and the Required Lenders agree to waive the Existing Events of Default (as defined herein); and

WHEREAS, the Administrative Agent and Required Lenders agree to accommodate such requests of the Borrower and Holdings, in each case on the terms and subject to the conditions herein set forth;

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1 Amendments to Credit Agreement.

Effective as of the Second Amendment Effective Date (as defined below), and in reliance on the representations and warranties of the Borrower set forth in this Amendment and in the Credit Agreement, as amended hereby, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

““Amendment No. 2” shall mean Amendment No. 2 to this Agreement, dated as of the Amendment No. 2 Effective Date, among the Borrower, Holdings, the Required Lenders and the Administrative Agent.

“Amendment No. 2 Effective Date” shall mean the date that Amendment No. 2 shall become effective in accordance with its terms.”

(b) Section 6.01(b) of the Credit Agreement is hereby amended by deleting the final period thereof and adding the following:

“; provided that, solely for purposes of the fiscal quarter of Holdings ending September 28, 2014, the information required under this clause (b) shall be permitted to be delivered by the date which is the earlier of (x) twenty-one (21) days after the Amendment No. 2 Effective Date or (y) December 3, 2014.”

Section 2 Delayed Effectiveness of Amendments.

(a) Notwithstanding anything to the contrary set forth herein, the Amendments set forth in Section 1 hereof shall automatically become effective as of the date upon which the following conditions have been satisfied (the “Second Amendment Effective Date”), without any further action being required of any party to the Credit Agreement:

(i) The Borrower, Holdings, the Administrative Agent and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) such counterpart to the Agent;

(ii) The Administrative Agent shall have received an Acknowledgement in the form of Exhibit A hereto executed by each Loan Party that is not a party hereto;

(iii) all fees and expenses required to be paid to the Administrative Agent and the Revolver Agent on the Second Amendment Effective Date (including, without limitation, reasonable and documented out-of-pocket legal fees and expenses) shall have been paid (or shall concurrently be paid) to the extent the Borrower has received an invoice therefor at least one Business Day prior to the Second Amendment Effective Date; and

(iv) the Administrative Agent shall have received a certificate, dated the Second Amendment Effective Date and signed by a Responsible Officer of the Borrower, certifying on behalf of the Borrower and Holdings that the representations and warranties made by the Borrower and Holdings in Section 4(a) are true and correct.

Section 3 Consent and Limited Waiver.

(a) Subject to the terms and conditions herein and effective upon the satisfaction of the conditions precedent set forth in Section 2 above, the Administrative Agent and Required Lenders hereby waive any Events of Default resulting from the failure of the Borrower and Holdings to comply with the requirements under Section 6.01(b) of the Credit Agreement to timely deliver quarterly financial reports and the requirement under Section 6.02(a) of the Credit Agreement to deliver a Compliance Certificate together therewith, in each case for the fiscal period ending September 28, 2014 (the “Existing Events of Default”). For the avoidance of doubt, the effect of the waiver of Existing Events of Default shall extend to the Revolving Credit Facility, any representation or warranty made in connection therewith shall be construed to account for the Existing Events of Default, and the availability of the Loans thereunder shall not be affected on account of the Existing Events of Default unless such waiver is revoked pursuant to Section 3(b) below.

(b) On or prior to the date which is the earlier of (x) twenty-one (21) days after the Second Amendment Effective Date or (y) December 3, 2014, the Borrower shall have satisfied the delivery obligations set forth in Sections 6.01(b) and 6.02(a); provided, however, that if the Borrower fails to satisfy such delivery obligations by such date, the consent and limited waiver set forth in Section 3(a) and the amendments set forth in Section 1 shall all automatically and without further action be rendered null and void and the Existing Events of Default shall be reinstated, it being expressly agreed that the effect of such nullification and reinstatement will be to permit the Administrative Agent and the Lenders, in their sole discretion, to exercise any and all of their rights and remedies as if such consent, waiver and amendments never occurred.

(c) Notwithstanding the foregoing, the waiver of the Existing Events of Default set forth in Section 3(a) above shall be disregarded for purposes of Section 6.06(a) of the Credit Agreement. Without limiting the generality of Section 6.06(a) of the Credit Agreement, Borrower shall, at its expense, furnish to the Administrative Agent and Revolving Agent any information as they or either of them may request regarding any restatement of financial statements and will cause its independent certified public accountants to meet with the Administrative Agent and Revolving Agent to discuss any such restatement as they or either of them may request. For greater certainty, the Lenders are not hereby waiving any Event of Default that is existing or may arise out of any such restatement.

Section 4 Representations and Warranties.

To induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrower and Holdings, jointly and severally, hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof:

(a) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects (or, if the applicable representation and warranty is already subject to a materiality standard, is true and correct in all respects) on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true and correct in all material respects (or, if the applicable representation and warranty is already subject to a materiality standard, are true and correct in all respects) as of such earlier date, and except as such representations and warranties may be affected by the Existing Events of Default and any restatement of financial statements in connection therewith;

(b) each Loan Party that is a party hereto has all requisite corporate power and authority to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, as amended hereby;

(c) the execution, delivery and performance by each Loan Party that is a party hereto of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action by such Person;

(d) this Amendment and the Credit Agreement, as amended hereby, each constitute, the legal, valid and binding obligation of each Loan Party that is a party hereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(e) other than with respect to the Existing Events of Default, no Default or Event of Default exists, both before and after giving effect to this Amendment; and

(f) The execution, delivery and performance of this Amendment does not violate any (a) material Requirement of Law, (b) Contractual Obligation or (c) Organization Document of any Loan Party and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law or any such Contractual Obligation or Organization Document (other than the Liens created by the Security Documents). No Requirements of Law or Contractual Obligations applicable to any Group Member could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

Section 5 Reference and Effect on the Credit Documents.

(a) On and after the Second Amendment Effective Date each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended or otherwise modified hereby.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended or otherwise modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified, confirmed and reaffirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any L/C Issuer or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. The Credit Agreement and the other Loan Documents are in full force and effect and are hereby in all respects ratified and confirmed.

(d) Except as expressly set forth herein, nothing contained in this Amendment and no action by, or inaction on the part of, any Lender, any L/C Issuer or the Administrative Agent shall, or shall be deemed to, directly or indirectly constitute a consent to or waiver of any past, present or future violation of any provisions of the Credit Agreement or any other Loan Document.

(e) This Amendment is a Loan Document.

Section 6 GOVERNING LAW AND JURISDICTION.

(a) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. THE BORROWER AND HOLDINGS IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY

SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE REVOLVER AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

Section 7 Miscellaneous.

(a) No Waiver, Etc. Except as otherwise expressly set forth herein, nothing in this Amendment is intended or shall be deemed or construed to extend to or affect in any way any of the Obligations or any of the rights and remedies of the Administrative Agent, the Revolver Agent, any Lender or any L/C Issuer arising under the Credit Agreement, any of the other Loan Documents or applicable law. The failure of the Administrative Agent, the Revolver Agent, any Lender or any L/C Issuer at any time or times hereafter to require strict performance by any Loan Party or any other Person obligated under any Loan Document of any of the respective provisions, warranties, terms and conditions contained herein or therein shall not waive, affect or diminish any right of such Person at any time or times thereafter to demand strict performance thereof; and no rights of the Administrative Agent, the Revolver Agent, any Lender or any L/C Issuer hereunder shall be deemed to have been waived by any act or knowledge of such Person, or any of its agents, attorneys, officers or employees, unless such waiver is contained in an instrument in writing signed by an authorized officer of such Person and specifying such waiver. Except as otherwise expressly set forth herein, no waiver by the Administrative Agent, the Revolver Agent, any Lender or any L/C Issuer of any of its rights or remedies shall operate as a waiver of any other of its rights or remedies or any of its rights or remedies on a future occasion at any time and from time to time. All terms and provisions of the Credit Agreement and each of the other Loan Documents remain in full force and effect, except to the extent expressly modified by this Amendment.

(b) Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile transmission or electronic mail in portable document format a signature page of this Amendment signed by such party, and such signature shall be treated in all respects as having the same effect as an original signature.

(c) Severability. The invalidity, illegality or unenforceability of any provision in or obligation under this Amendment in any jurisdiction shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction.

(d) No Third Party Beneficiaries. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns. No Person other than the parties hereto, their respective successors and assigns and any other Lender, L/C Issuer or Revolver Agent shall have rights hereunder or be entitled to rely on this Amendment, and all third-party beneficiary rights are hereby expressly disclaimed.

(e) Section Titles. The section and subsection titles contained in this Amendment are included for convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the Administrative Agent and the Required Lenders, on the one hand, and the Borrower and Holdings on the other hand. Any reference in this Amendment to any “Section” refers, unless the context otherwise indicates, to a section of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

BORROWER AND HOLDINGS:

APPVION, INC.,
a Delaware corporation, as Borrower

By:	/s/ Jeffrey J. Fletcher
Name: Jeffrey J. Fletcher
Its: Vice President and Controller

PAPERWEIGHT DEVELOPMENT CORP., a Wisconsin corporation, as Holdings

By:	/s/ Jeffrey J. Fletcher
Name: Jeffrey J. Fletcher
Its: Vice President and Controller

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS:

Battalion CLO 2007-I, LTD.

By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Agent

		By:	/s/ James Keogh
Name: James Keogh
Its: Bank Debt Manager

Acknowledged:		JFIN CLO 2012 LTD

JEFFERIES FINANCE LLC,		By: Jeffries Finance LLC, as Portfolio Manager
a Delaware limited liability company,
as Administrative Agent		By:	/s/ Andrew Stern
Name: Andrew Stern
By:	/s/ J. Paul McDonnell		Its: Senior Vice President
Name: J. Paul McDonnell
	Its: Managing Director	JFIN CLO 2013 LTD

By: Jeffries Finance LLC, as Portfolio Manager

		By:	/s/ Andrew Stern
Name: Andrew Stern
Its: Senior Vice President

JFIN CLO 2014 LTD

By: Jeffries Finance LLC, as Portfolio Manager

		By:	/s/ Andrew Stern
Name: Andrew Stern
Its: Senior Vice President

JFIN CLO 2014-II LTD

By: Jeffries Finance LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Its: Senior Vice President

Oppenheimer Capital Income Fund

By:	/s/ Kevin Urlik
Name: Kevin Urlik
Its: Manager

Oppenheimer Diversified Alternatives Fund/VA

By:	/s/ Kevin Urlik
Name: Kevin Urlik
Its: Manager

Oppenheimer Quest for Value Funds for the account of Oppenheimer Flexible Strategies Fund

By:	/s/ Kevin Urlik
Name: Kevin Urlik
Its: Manager

Oppenheimer Master Loan Fund, LLC

By:	/s/ Kevin Urlik
Name: Kevin Urlik
Its: Manager

Oppenheimer Senior Floating Rate Fund

By:	/s/ Kevin Urlik
Name: Kevin Urlik
Its: Manager

Deutsche Floating Rate Fund

By: Deutsche Investment Management Americas, Inc. as Investment Advisor

By:	/s/ Eric S. Meyer
Name: Eric S. Meyer
Its: Managing Director

By:	/s/ Antonio V. Versaci
Name: Antonio V. Versaci
Its: Director

Franklin Templeton Series II Funds – Franklin Floating Rate II Fund

By:	/s/ Madeline Lam
Name: Madeline Lam
Its: Asst. Vice President

Franklin Floating Rate Master Trust – Franklin Rate Master Series

By:	/s/ Madeline Lam
Name: Madeline Lam
Its: Asst. Vice President

Franklin Investors Securities Trust – Franklin Floating Rate Daily Access Fund

By:	/s/ Madeline Lam
Name: Madeline Lam
Its: Vice President

Franklin Templeton Total Return FDP Fund of FDP Series, Inc.

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Its: Authorized Signatory

Commonwealth Fixed Interest Fund 17

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Its: Authorized Signatory

Met Investors Series Trust – Met/Franklin Low Duration Total Return Portfolio

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Its: Authorized Signatory

Mercer Multi-Asset Growth Fund

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Its: Authorized Signatory

Lincoln Variable Insurance Products Trust – LVIP Global Income Fund

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Its: Authorized Signatory

Franklin US Floating Rate Master Fund

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Its: Authorized Signatory

Kansas Public Employees Retirement System

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Its: Authorized Signatory

Franklin Templeton Series II Funds – Franklin Upper Tier Floating Rate Fund

By:	/s/ Hague Van Dillen
Name: Hague Van Dillen
Its: Authorized Signatory

Franklin Strategic Series – Franklin Strategic Income Fund

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Its: Authorized Signatory

Franklin Strategic Income Fund (Canada)

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Its: Authorized Signatory

Franklin Templeton Variable Insurance Products Trust – Franklin Strategic Income Securities Fund

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Its: Authorized Signatory

Franklin Investors Securities Trust – Franklin Real Return Fund

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Its: Authorized Signatory

Franklin Investors Securities Trust – Franklin Low Duration Total Return Fund

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Its: Authorized Signatory

Franklin Bissett Bond Fund

By:	/s/ Heather McOuatt
Name: Heather McOuatt
Its: V.P., Portfolio Manager

Franklin Bissett Corporate Bond Fund

By:	/s/ Heather McOuatt
Name: Heather McOuatt
Its: V.P., Portfolio Manager

Franklin Bissett Canadian Short Term Bond Fund

By:	/s/ Heather McOuatt
Name: Heather McOuatt
Its: V.P., Portfolio Manager

Exhibit A to Amendment

ACKNOWLEDGMENT

Reference is hereby made to (a) the foregoing Second Amendment to Credit Agreement dated as of November 11, 2014 (the “Amendment”) by and among APPVION, INC., a Delaware corporation (the “Borrower”), PAPERWEIGHT DEVELOPMENT CORP., a Wisconsin corporation (“Holdings”), JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent (in such capacity, the “Administrative Agent”) for certain financial institutions from time to time party to the Credit Agreement referred to in the Amendment (each a “Lender” and collectively the “Lenders”), and such Lenders, and (b) that certain Guarantee and Collateral Agreement dated as of June 28, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time), executed and delivered by APPVION CANADA, LTD., a corporation formed under the laws of Canada (“Guarantor”), in favor of the Administrative Agent. Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Credit Agreement referred to in the Amendment.

Guarantor hereby (a) acknowledges receipt of a copy of the Amendment, and (b) agrees that its respective Guaranty remains in full in force and effect with respect to such Guarantor and that the terms and provisions of the Amendment do not modify or otherwise affect in any way any of such Guarantor’s obligations and liabilities under its respective Guaranty, all of which obligations and liabilities are hereby ratified, confirmed and reaffirmed.

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Signature Pages Follow

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Acknowledgment as of November [ ], 2014.

APPVION CANADA, LTD.,
a corporation formed under the laws of Canada

By:
Name:
Its: